                       SCHEDULE 14C INFORMATION STATEMENT

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

                           |X| Filed by the Registrant

                 |_| Filed by a Party other than the Registrant

Check the appropriate box:

|_| Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

|X| Definitive Information Statement

Harleysville Group Inc.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required

|_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. Amount Previously Paid:

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                            WILLIAM W. SCRANTON III    215.256.5000
                            Chairman of the Board      www.harleysvillegroup.com
                            355 Maple Avenue
                            Harleysville, PA 19438

[GRAPHIC OMITTED]




                             HARLEYSVILLE GROUP INC.

               NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS




                                  June 21, 2005

Dear Harleysville Group Inc. Stockholders:

       WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

        This Information Statement is furnished by the Board of Directors of Harleysville Group Inc., a Delaware corporation, to holders of record of the Company's common stock, $1.00 par value per share, at the close of business on June 13, 2005, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The purpose of this Information Statement is to inform the Company's stockholders of certain action taken by the written consent of the holders of a majority of the Company's voting stock, dated as of June 16, 2005. This Information Statement shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law.

        The action taken by the Company's stockholders will not become effective until at least 20 days after the initial mailing of this Information Statement.

        THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER THAT WILL BE DESCRIBED HEREIN.
                                             By order of the Board of Directors:



                                             /s/ William W. Scranton III
                                             -----------------------------------
                                             William W. Scranton III
                                             Chairman of the Board

[GRAPHIC OMITTED]



                             HARLEYSVILLE GROUP INC.
                                355 MAPLE AVENUE
                             HARLEYSVILLE, PA 19438


                              INFORMATION STATEMENT

                             INTRODUCTORY STATEMENT

        Harleysville Group Inc. (the "Company") is a Delaware corporation with its principal executive offices located at 355 Maple Avenue, Harleysville, Pennsylvania 19438. The Company's telephone number is (215) 256-5000. This Information Statement is being sent to the Company's stockholders by the Board of Directors to notify them about action that the holders of a majority of the Company's outstanding voting common stock have taken by written consent, in lieu of a special meeting of the stockholders. The action was taken on June 16, 2005.

        Copies of this Information Statement are being mailed on or before June 21, 2005 to the holders of record on June 13, 2005 of the outstanding shares of the Company's common stock.

                               GENERAL INFORMATION

        Stockholders of the Company owning a majority of the Company's outstanding voting stock has approved the Harleysville Group Inc. 2005 Agency Stock Purchase Plan (the "Plan") by written consent, dated June 16, 2005, in lieu of a special meeting of the stockholders.

        Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended; (the "Exchange Act"), the Plan will not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on July 15, 2005.

        The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

                           FREQUENTLY ASKED QUESTIONS

         The following are frequently asked questions concerning the actions approved by our board of directors and a majority of the persons entitled to vote. These questions and answers do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement.

Q. WHY AREN'T WE HOLDING A MEETING OF STOCKHOLDERS?

A. The Board of Directors has already approved the Revised and Restated Agency Stock Purchase Plan and has received the written consent of a majority of the voting interests entitled to vote on such actions. Under the Delaware General Corporation Act these actions may be approved by the written consent of a majority of the voting interests entitled to vote. Since we have already received written consents representing the necessary number of votes, a meeting is not necessary and represents a substantial and avoidable expense.

Q. WHAT IS THE REASON FOR ADOPTING THE REVISED AND RESTATED AGENCY STOCK PURCHASE PLAN?

A. The reason for adopting the Revised and Restated Agency Stock Purchase Plan is to extend the term of the plan for another 20 six-month subscription periods, until July 31, 2015. The Company does not intend to register any additional shares of stock for distribution under the revised plan at this time.

                   DESCRIPTION OF THE COMPANY'S CAPITAL STOCK

         The Company's authorized capital stock consists of 80,000,000 shares of Common Stock, par value $1.00 per share. At the close of business on June 13, 2005, the Record Date, the Company had 30,339,860 shares of Common Stock issued and outstanding. As of the Record Date, Harleysville Mutual Insurance Company owned 17,002,445 shares or approximately 56% of Harleysville Group's outstanding stock.

         The Company also has 1,000,000 shares of preferred stock authorized but unissued.

                            OWNERSHIP OF COMMON STOCK

TABLE I - 5% STOCKHOLDERS

         Those persons owning 5% or more of Harleysville Group stock as of March 31, 2005, are set forth below. On that date there were 30,306,844 shares of Harleysville Group stock held by stockholders.

------------------------------ ---------------------------- -------------------------- ------------------ -----------
                                                                                          TOTAL AMOUNT      PERCENT
                                                                     DISPOSITIVE          OF BENEFICIAL       OF
        NAME AND ADDRESS             VOTING AUTHORITY                 AUTHORITY             OWNERSHIP        CLASS
                               --------------- ------------ --------------- ----------
                                   SOLE           SHARED          SOLE        SHARED
------------------------------ --------------- ------------ --------------- ---------- ------------------ -----------
     HARLEYSVILLE MUTUAL
      INSURANCE COMPANY          17,002,445                   17,002,445                  17,002,445         56.1
   HARLEYSVILLE, PA 19438
------------------------------ --------------- ------------ --------------- ---------- ------------------ -----------
      DIMENSIONAL FUND
       ADVISORS, INC.            2,154,444                    2,154,444                    2,154,444         7.1
   SANTA MONICA, CA 90401
------------------------------ --------------- ------------ --------------- ---------- ------------------ -----------
    MAC-PER-WOLF COMPANY
    310 S. MICHIGAN AVE.         1,821,940                    1,821,940                    1,821,940         6.0
         SUITE 2600
      CHICAGO, IL 60604
------------------------------ --------------- ------------ --------------- ---------- ------------------ -----------

TABLE II - BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         This table shows Harleysville Group stock holdings of Directors, Named Executive Officers (who are the CEO and the next four most highly compensated executive officers employed as of December 31, 2004, and those otherwise required to be included pursuant to SEC rules, based on salary and bonus attributable to 2004) and all directors and executive officers as a group as of May 27, 2005. The "aggregate number of shares beneficially owned" listed in the second column includes the numbers listed in the third and fourth columns. On June 13, 2005, the Record Date, there were 30,339,860 shares of Harleysville Group stock held by stockholders.

----------------------------------------- ----------------- --------------- ------------------ -----------------

                  NAME                       AGGREGATE         RIGHT TO     NUMBER OF SHARES      PERCENT OF
                                               NUMBER          ACQUIRE        OF RESTRICTED         SHARES
                                              OF SHARES       WITHIN 60        STOCK OWNED      (LESS THAN 1%
                                            BENEFICIALLY     DAYS (NUMBER                           UNLESS
                                               OWNED          OF SHARES)                          INDICATED)
----------------------------------------- ----------------- --------------- ------------------ -----------------
Lowell R. Beck                                25,137            18,500              0
----------------------------------------- ----------------- --------------- ------------------ -----------------
W. Thacher Brown                              54,535            12,500            5,646
----------------------------------------- ----------------- --------------- ------------------ -----------------
G. Lawrence Buhl                               2,765              0                 0
----------------------------------------- ----------------- --------------- ------------------ -----------------
Mirian M. Graddick                            22,994            12,500              0
----------------------------------------- ----------------- --------------- ------------------ -----------------
Frank E. Reed                                 44,084            12,500            5,646
----------------------------------------- ----------------- --------------- ------------------ -----------------
Jerry S. Rosenbloom                           41,697            10,500            5,646
----------------------------------------- ----------------- --------------- ------------------ -----------------
William W. Scranton III                       15,932            12,500              0
----------------------------------------- ----------------- --------------- ------------------ -----------------
Michael L. Browne                             41,175            28,824            5,646
Chief Executive Officer
----------------------------------------- ----------------- --------------- ------------------ -----------------
M. Lee Patkus(1)                               2,209              0                 0
President & Chief Operating Officer
----------------------------------------- ----------------- --------------- ------------------ -----------------
Mark R. Cummins                              135,608          115,596              0
Executive Vice President,
Chief Investment Officer & Treasurer
----------------------------------------- ----------------- --------------- ------------------ -----------------
Catherine B. Strauss                          78,785            62,710              0
Executive Vice President, Human
Resources & Public Affairs
----------------------------------------- ----------------- --------------- ------------------ -----------------
Roger A. Brown                                94,742            77,288              0
Former Senior Vice President, Secretary
& General Counsel
----------------------------------------- ----------------- --------------- ------------------ -----------------
Keith A. Fry                                   7,768              0                 0
Former Senior Vice President, Field
Operations
----------------------------------------- ----------------- --------------- ------------------ -----------------
Bruce J. Magee(2)                            111,084            83,254              0
Senior Vice President & Chief Financial
Officer
----------------------------------------- ----------------- --------------- ------------------ -----------------
ALL DIRECTORS & EXECUTIVE OFFICERS           883,584           592,464           43,042              2.9%
AS A GROUP (22)
----------------------------------------- ----------------- --------------- ------------------ -----------------

--------
(1) Mr. Patkus resigned his position as of January 21, 2005.
(2) Mr. Magee resigned his position as Senior Vice President and Chief Financial Officer as of April 27, 2005, but continues to be employed by the Company as Vice President - Financial Reporting.

         Each Harleysville Group Board member who was a Board member on April 25, 1996, and remained an active Board member on August 28, 1996, received a grant of 5,646 shares of Harleysville Group common stock restricted against transfer and subject to forfeiture until the first to occur of his or her retirement from the Board after attaining age 72, death or disability. A total of 45,168 shares was awarded to eight directors. Each director-holder possesses the right to vote the shares and receive dividends thereon.

         Mr. Browne is the only Named Executive Officer who held restricted stock of the Company as of May 27, 2005. Mr. Browne was awarded restricted stock when he was a non-employee director pursuant to the Directors' Equity Award Program, which is described above.


                             STOCK PERFORMANCE CHART

         The following graph shows changes over the past five-year period (all full calendar-year periods) in the value of $100 invested in (1) Harleysville Group common stock; (2) the NASDAQ Stock Market index; and (3) the Peer Group index. All values are as of the last trading day of each year.

            COMPARISON OF 5-YEAR CUMULATIVE TOTAL STOCKHOLDER RETURN

                         -------------------------------------------------------
                              1999    2000     2001    2002    2003    2004
--------------------------------------------------------------------------------
 -o- Harleysville Group       100     211.8   177.0   200.8   155.6   193.1
--------------------------------------------------------------------------------
-[ ]- NASDAQ                  100      60.3    47.8    33.1    49.4    53.8
--------------------------------------------------------------------------------
 -+- Peer Group               100     129.4   132.6   136.4   168.6   204.2
--------------------------------------------------------------------------------
                                      YEARS

         The year-end values of each investment shown in the preceding graph are based on share price appreciation plus dividends, with the dividends reinvested as of the day such dividends were ex-dividend. The calculations exclude trading commissions and taxes. Total stockholder returns from each investment, whether measured in dollars or percentages, can be calculated from the year-end investment values shown beneath each graph.

         The graph was prepared by the Center for Research in Security Prices ("CRSP"). The NASDAQ National Market System index includes all U.S. Companies in the NASDAQ National Market System and the Peer Group index includes 54 NASDAQ Company stocks in SIC Major Group 633 (SIC 6330-6339: U.S. and foreign, fire, marine and casualty insurance). A complete list of these companies may be obtained from CRSP at the University of Chicago Graduate School of Business, 1101 East 58th Street, Chicago, Illinois 60637; (773) 702-7467. CRSP reweights the indices daily, using the market capitalization on the previous trading day.

                               SHAREHOLDER ACTION

                         2005 AGENCY STOCK PURCHASE PLAN

GENERAL

         On June 7, 2005, the Board of Directors adopted, subject to approval by the majority of stockholders, a revised Agency Stock Purchase Plan (the "Plan") for the benefit of the independent insurance agencies of the Company's parent, Harleysville Mutual Insurance Company ("Parent"), and the Company's affiliated and subsidiary insurance companies. The Plan was revised to extend the term of the Agency Stock Purchase Plan, that expires on July 31, 2005, for another 20 six-month subscription periods with each Subscription Period running from January 15th through July 14th or from July 15th through January 14th. The Plan will now expire on July 31, 2015.

         On June 16, 2005, the holders of a majority of the voting stock of the Company approved the Plan. The Plan will not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to stockholders. The following is a summary of principal features of the Plan. The summary, however, does not purport to be a complete description of all the provisions of the Plan.

PURPOSE OF THE PLAN

         The purpose of the Plan is to facilitate the purchase of and long term holding of shares of its stock by an Eligible Agency and its Key Employees by providing an Eligible Agency and its Key Employees an opportunity to acquire a long-term proprietary interest in the Company through the purchase of the Company stock at a discount from fair market value.


SUMMARY OF THE PLAN

         Eligibility: The participants in the Plan are the top-tier independent insurance agencies appointed by the Company who are selected by the Company to participate in the Plan ("Eligible Agencies"). An Eligible Agency that participates in the Plan may direct that shares purchased under this Plan be registered as of the date of purchase in the name of certain persons associated with the agency. Such persons shall only be (i) the principal or principals of an Eligible Agency that is a proprietorship, (ii) the general partner or general partners of an Eligible Agency that is a partnership, (iii) the officers and stockholders of an Eligible Agency that is a corporation, (iv) employee benefits plans of such entities established for the benefit of any of the foregoing persons, and (v) key employees designated by the principal or principals of an Eligible Agency that is a proprietorship, the general partner or general partners of an Eligible Agency that is a partnership, or the executive officers of an Eligible Agency that is a corporation. All persons enumerated in (i) through (v) above who are designated by any such Eligible Agency to participate in the Plan are referred to herein as Key Employees. A pattern of immediate resale of stock acquired under the Plan by an Eligible Agency or a Key Employee thereof shall be a factor in the Company's determination of the Eligible Agency's continued eligibility for the Plan. The Company has appointed approximately 1,650 independent insurance agencies and generally selects about 40% of those agencies as Eligible Agencies.

         An agency that would otherwise be an Eligible Agency may not participate in this Plan if the agency is subject to Section 16 of the Exchange Act in connection with the Company or is a 5% owner of the Company as defined under Section 13 of the Exchange Act.

         Subscription Periods: The Plan shall be in effect from July 15, 2005 through and including July 31, 2015 and shall have 20 subscription periods. Each Subscription Period runs from January 15th through July 14th or from July 15th through January 14th.

         Purchase Price: An Eligible Agency may purchase stock through the Plan at a Subscription Price for each share of Stock that is ninety percent (90%) of the fair market value of such share on the last day of the Subscription Period provided, however, that the Subscription Price shall never be less than $1.00 per share which is the par value of a share of Company Stock. The fair market value of a share shall be the closing price as of the last day of the Subscription Period on which a trade occurs as reported on the NASDAQ National Market System.

         Payment of Purchase Price: In each Subscription Period an Eligible Agency may contribute an aggregate maximum of $12,500 toward the purchase of stock. There shall be three methods available to purchase stock: (1) through deductions from an Eligible Agency's semi-monthly direct bill commission payments; (2) during each January 15th - July 14th Subscription Period, through a deduction from the bonus, if any, payable to the Eligible Agency under the applicable agency bonus plan; (3) through lump sum payments to the Company by the Eligible Agency by June 1st or December 1st of the Subscription Period. An Eligible Agency may elect any of the payment methods individually or in combination.

         Issuance of Shares: Shares shall be issued in book entry form. On the last day of each Subscription Period, the total amount of the contribution of an Eligible Agency shall be divided by the Subscription Price for such Subscription Period and the full amount of shares, including fractional shares, will be allocated to the accounts maintained on the books of the Company's stock transfer agency for the Eligible Agency and its Key Employees.

         Withdrawal: An enrolled Eligible Agency may withdraw from the Plan at any time prior to the end of a Subscription Period. At the time of withdrawal, any amount contributed by the Eligible Agency will be refunded in cash without interest. Termination of agency status for any reason shall be treated as an automatic withdrawal.

         Source of Shares: The shares available under the Agency Stock Purchase Plan may be either authorized but un-issued shares, or treasury shares reacquired by the Company. Distribution of shares will be made only after the registration of such shares with the Securities and Exchange Commission or pursuant to exemptions from a registration under applicable Securities and Exchange Commission rules and regulations. The Company intends to issue shares for the Plan from the shares reserved for issuance under the Agency Stock Purchase Plan established in 1995. As of May 2, 2005, there were 523,214 shares remaining of the 1,000,000 originally reserved for issuance under the Agency Stock Purchase Plan.

         Adjustments: The Agency Stock Purchase Plan provides for adjustments in the number of shares reserved for sale under the Plan in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combination of shares or similar occurrences.

         Administration: The Agency Stock Purchase Plan will be administered by a committee appointed by the Board of Directors consisting of three employees of the Company. The Committee may from time to time adopt rules, regulations and procedures for carrying out the Plan. Interpretation or construction of any provision of the Plan by the committee shall be final and conclusive on all persons absent contrary action by the Board of Directors.

         Termination and Amendments: The Board may amend, modify or terminate the Plan for any reason provided that no participant's existing rights are adversely affected thereby, except that if stockholder approval is required by federal or state laws or regulations or by the rules and regulations of a national securities exchange or NASDAQ Stock Market, the amendment will not be effective until such approval.

FEDERAL INCOME TAX CONSEQUENCES

         At the time of the purchase, an agency will be treated as having received ordinary income in an amount equal to the difference between the Subscription Price paid and the then fair market value of the Common Stock acquired. At the end of each calendar year, the Company will mail to each agency a Form 1099 reflecting the amount of ordinary income earned under the Plan. The Company is entitled to a deduction at the same time in a corresponding amount. The agency's basis in the Common Stock acquired is equal to the Subscription Price paid plus the amount of ordinary income recognized. When an agency disposes of shares of Common Stock acquired under the Plan, any amount received in excess of the value of the shares of Common Stock on which the agency was previously taxed shall be treated as a long-term or short-term capital gain depending upon the holding period of the shares. If the amount received is less than that value, the loss shall be treated as a long-term or short-term capital loss, depending upon the holding period of the shares (which begins on the date after the share is acquired).

         If an Eligible Agency that purchases shares has such shares registered in the name of Key Employees, such shares may be income to such Key Employees, depending upon the status of the Key Employee and the facts and circumstances of the registration in the name of the Key Employees.

PARTICIPATION IN THE PLAN

     Participation in the Plan is voluntary and is dependent upon each Eligible Agent's election to participate and his or her determination of the level of contribution. As of December 31, 2004, there were 768 agencies eligible to participate. Accordingly, future purchases under the Plan are not determinable. Nevertheless, as the Plan contains the same fundamental terms as it has since its inception in 1995, the following table sets forth certain information regarding shares purchased under the Plan during the Subscription Period ending January 14, 2005 by the Company's eligible independent insurance agencies.

         The Agency Stock Purchase Plan provides no benefits to any Named Executive Officer, current executive officer, current non-executive officer or employee of the Company.

---------------------------------------- -------------------------------------- -------------------------------------------
               POSITION                        NUMBER OF UNITS PURCHASED              DOLLAR VALUE AT PURCHASE DATE
---------------------------------------- -------------------------------------- -------------------------------------------
Independent Insurance
Agencies of Company and
Their Key Employees                                    22,021.20                                  $20.19
---------------------------------------- -------------------------------------- -------------------------------------------
Non-Executive Directors,
Named Executive Officers,
Executive Group and Non-
Executive Officer Employee                                 0                                        0
Group
---------------------------------------- -------------------------------------- -------------------------------------------

SECURITIES AUTHORIZED UNDER EQUITY COMPENSATION PLANS AS OF DECEMBER 31, 2004

---------------------------------------------------------------------------------------------------------------------------
          PLAN CATEGORY          NUMBER OF SECURITIES          WEIGHTED-AVERAGE              NUMBER OF SECURITIES
                                 TO BE ISSUED UPON             EXERCISE PRICE OF             REMAINING AVAILABLE
                                 EXERCISE OF OUTSTANDING       OUTSTANDING OPTIONS,          FOR FUTURE ISSUANCE
                                 OPTIONS, WARRANTS             WARRANTS AND                  UNDER EQUITY
                                 AND RIGHTS                    RIGHTS                        COMPENSATION PLANS
                                                                                             (EXCLUDING SECURITIES
                                                                                             REFLECTED IN COLUMN (A))
---------------------------------------------------------------------------------------------------------------------------
                                            (a)                     (b)                                (c)
                                 ------------------------------------------------------------------------------------------
  Equity compensation
    plans approved by
    security holders                     2,535,432                $22.09                             2,621,307
---------------------------------------------------------------------------------------------------------------------------
  Equity compensation
    plans not approved                       2,000                $19.13                               545,235
    by security holders
---------------------------------------------------------------------------------------------------------------------------

      Totals                             2,537,432                $22.09                             3,166,542
---------------------------------------------------------------------------------------------------------------------------

         There are two equity compensation arrangements not approved by stockholders. One is the Agency Stock Purchase Plan, which expires on July 30, 2005, whereby the top-tier independent insurance agencies that sell insurance products for the Company's parent, subsidiaries and affiliates may purchase twice a year, on January 15 and July 15, Company stock at a discount of 10% off the closing price on the previous trading day. The amount that can be purchased by any one agency is limited to no more than $12,500 in value every six months. A total of 1,000,000 shares was reserved for issuance under this program at the time of its adoption in February 1995. As of May 2, 2005, 476,786 shares have been issued under this program. The other plan not approved by stockholders was a one-time grant of non-qualified stock options to purchase 2,000 shares to E. Wayne Ratz at the time of his commencement of employment in 1997. The options have an exercise price of $19.13 per share and expire in 2007.

                                OTHER INFORMATION

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        Since participation in the Plan is limited to insurance agencies appointed by the Company and its subsidiaries, the Company's insurance agents may be deemed to have an interest in the adoption of the Plan.

        Except as stated above, no director, officer, associate of any director or officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the adoption of the Plan.

                              NO DISSENTERS' RIGHTS

        Stockholders do not have the statutory right to dissent and obtain an appraisal of their shares under Delaware law in connection with the adoption of the Plan described in this Information Statement.

                          COST OF INFORMATION STATEMENT

        The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company's Common Stock.

              WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

        The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at
(800) SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

Harleysville, PA                       By order of the Board of Directors:
June 21, 2005

                                       /s/  William W. Scranton III
                                       -----------------------------------------
                                       William W. Scranton III
                                       Chairman of the Board